Exhibit 99.2
MORGAN STANLEY
Financial Supplement - 3Q 2010
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3 - 4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6 - 7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11	…………….	Quarterly Asset Management Financial Information and Statistical Data
12	…………….	Earnings Per Share Appendix I
13	…………….	Earnings Per Share Appendix II
14 - 15	…………….	End Notes
16	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2010	June 30, 2010	Sept 30, 2009	June 30, 2010	Sept 30, 2009	Sept 30, 2010	Sept 30, 2009	Change
Net revenues
Institutional Securities	$2,894	$4,505	$5,018	(36%)	(42%)	$12,738	$9,620	32%
Global Wealth Management Group	3,104	3,074	3,029	1%	2%	9,283	6,251	49%
Asset Management	802	410	447	96%	79%	1,865	827	126%
Intersegment Eliminations	(21)	(36)	(26)	42%	19%	(81)	(102)	21%
Consolidated net revenues	$6,779	$7,953	$8,468	(15%)	(20%)	$23,805	$16,596	43%

Income / (loss) from continuing operations before tax
Institutional Securities	$240	$1,587	$1,339	(85%)	(82%)	$3,894	$618	*
Global Wealth Management Group	281	207	280	36%	--	766	328	134%
Asset Management	279	(86)	(124)	*	*	367	(616)	*
Intersegment Eliminations	0	(13)	(2)	*	*	(15)	(9)	(67%)
Consolidated income / (loss) from continuing operations before tax	$800	$1,695	$1,493	(53%)	(46%)	$5,012	$321	*

Income / (loss) applicable to Morgan Stanley
Institutional Securities	$98	$1,380	$898	(93%)	(89%)	$3,210	$969	*
Global Wealth Management Group	144	110	105	31%	37%	353	254	39%
Asset Management	71	(44)	(66)	*	*	42	(404)	*
Intersegment Eliminations	0	(11)	(1)	*	*	(12)	(5)	(140%)
Consolidated income / (loss) applicable to Morgan Stanley	$313	$1,435	$936	(78%)	(67%)	$3,593	$814	*

Earnings / (loss) applicable to Morgan Stanley common shareholders	$(91)	$1,578	$498	*	*	$2,971	$(1,301)	*

Earnings per basic share:
Income from continuing operations	$0.07	$0.84	$0.51	(92%)	(86%)	$2.04	$(1.06)	*
Discontinued operations	$(0.14)	$0.36	$(0.12)	*	(17%)	$0.18	$(0.07)	*
Earnings per basic share	$(0.07)	$1.20	$0.39	*	*	$2.22	$(1.13)	*

Earnings per diluted share:
Income from continuing operations	$0.05	$0.80	$0.50	(94%)	(90%)	$1.98	$(1.06)	*
Discontinued operations	$(0.12)	$0.29	$(0.12)	*	--	$0.17	$(0.07)	*
Earnings per diluted share	$(0.07)	$1.09	$0.38	*	*	$2.15	$(1.13)	*

Notes:	-	Results include Morgan Stanley Smith Barney (MSSB) effective from May 31, 2009.
-
Results for the quarters ended Sept 30, 2010, June 30, 2010 and Sept 30, 2009 include positive / (negative) revenue of $(0.7) billion, $0.7 billion and $(0.8) billion, respectively, related to the movement in Morgan Stanley's credit spreads on certain long-term debt.

	-	Income / (loss) applicable to Morgan Stanley represents consolidated income / (loss) from continuing operations applicable to Morgan Stanley before gain / (loss) from discontinued operations.
-
For the quarter ended September 30, 2010, discontinued operations included a loss of $229 million due to a write-down and related costs associated with the planned disposition of Revel Entertainment Group, LLC (Revel).  For the quarter ended June 30, 2010, discontinued operations primarily included the operating results of the retail asset management business including Van Kampen and an after-tax gain of approximately $514 million related to the sale of this business.  For the quarter ended March 31, 2010, discontinued operations included a loss of $932 million (reported in Institutional Securities) on the disposition of Revel, a gain of $775 million (not reported in a business segment) related to a legal settlement with Discover Financial Services and the operating results of the retail asset management business, including Van Kampen (reported in Asset Management).

	-	Summation of the quarters' earnings per common share may not equal the year-to-date amounts due to the averaging effect of the number of shares and share equivalents throughout the year.
	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2010	June 30, 2010	Sept 30, 2009	June 30, 2010	Sept 30, 2009	Sept 30, 2010	Sept 30, 2009	Change
Revenues:
Investment banking	$1,221	$1,080	$1,208	13%	1%	$3,361	$3,347	--
Principal transactions:
Trading	1,439	3,353	3,399	(57%)	(58%)	8,552	6,536	31%
Investments	820	(52)	95	*	*	1,137	(1,180)	*
Commissions	1,068	1,307	1,244	(18%)	(14%)	3,636	2,986	22%
Asset management, distribution and admin. fees	1,940	1,974	1,886	(2%)	3%	5,877	3,910	50%
Other	186	151	139	23%	34%	630	775	(19%)
Total non-interest revenues	6,674	7,813	7,971	(15%)	(16%)	23,193	16,374	42%

Interest income	1,859	1,742	1,851	7%	--	5,334	5,722	(7%)
Interest expense	1,754	1,602	1,354	9%	30%	4,722	5,500	(14%)
Net interest	105	140	497	(25%)	(79%)	612	222	176%
Net revenues	6,779	7,953	8,468	(15%)	(20%)	23,805	16,596	43%

Non-interest expenses:
Compensation and benefits	3,686	3,885	4,896	(5%)	(25%)	11,987	10,673	12%

Non-compensation expenses:
Occupancy and equipment	401	400	419	--	(4%)	1,190	1,126	6%
Brokerage, clearing and exchange fees	332	371	285	(11%)	16%	1,051	800	31%
Information processing and communications	412	416	356	(1%)	16%	1,223	951	29%
Marketing and business development	134	153	118	(12%)	14%	421	348	21%
Professional services	460	496	381	(7%)	21%	1,351	1,068	26%
Other	554	537	520	3%	7%	1,570	1,309	20%
Total non-compensation expenses	2,293	2,373	2,079	(3%)	10%	6,806	5,602	21%

Total non-interest expenses	5,979	6,258	6,975	(4%)	(14%)	18,793	16,275	15%

Income / (loss) from continuing operations before taxes	800	1,695	1,493	(53%)	(46%)	5,012	321	*
Income tax provision / (benefit) from continuing operations	(23)	236	521	*	*	650	(384)	*
Income / (loss) from continuing operations	823	1,459	972	(44%)	(15%)	4,362	705	*
Gain / (loss) from discontinued operations after tax	(182)	525	(179)	*	(2%)	274	(69)	*
Net income / (loss)	$641	$1,984	$793	(68%)	(19%)	$4,636	$636	*
Net income / (loss) applicable to non-controlling interests	510	24	36	*	*	769	(93)	*
Net income / (loss) applicable to Morgan Stanley	131	1,960	757	(93%)	(83%)	3,867	729	*
Earnings / (loss) applicable to Morgan Stanley common shareholders	$(91)	$1,578	$498	*	*	$2,971	$(1,301)	*

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	313	1,435	936	(78%)	(67%)	3,593	814	*
Gain / (loss) from discontinued operations after tax	(182)	525	(179)	*	(2%)	274	(85)	*
Net income / (loss) applicable to Morgan Stanley	$131	$1,960	$757	(93%)	(83%)	$3,867	$729	*

Pre-tax profit margin	12%	21%	18%			21%	2%
Compensation and benefits as a % of net revenues	54%	49%	58%			50%	64%
Non-compensation expenses as a % of net revenues	34%	30%	25%			29%	34%
Effective tax rate from continuing operations	*	13.9%	34.9%			13.0%	*

Notes:	-	Results include MSSB effective from May 31, 2009.
-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
The quarter ended September 30, 2010 included a tax gain of $176 million associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated. Excluding the discrete tax gain, the effective tax rate for the quarter would have been 19.1%.

-
The quarter ended June 30, 2010 included a discrete tax benefit of $345 million related to the remeasurement of tax reserves based on the status of federal and state tax examinations. Excluding this benefit, the effective tax rate for the quarter would have been 34.3%.

	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2010		June 30, 2010		Sept 30, 2009		June 30, 2010	Sept 30, 2009	Sept 30, 2010	Sept 30, 2009	Change
Morgan Stanley

Regional revenue (1)
Americas	$4,777		$5,663		$6,142		(16%)	(22%)	$16,639	$13,254	26%
EMEA (Europe, Middle East, Africa)	1,001		1,720		1,660		(42%)	(40%)	4,729	1,760	169%
Asia	1,001		570		666		76%	50%	2,437	1,582	54%
Consolidated net revenues	$6,779		$7,953		$8,468		(15%)	(20%)	$23,805	$16,596	43%

Worldwide employees	62,864		61,958		60,800		1%	3%
Total assets	$841,398		$809,456		$769,503		4%	9%
Firmwide Deposits	61,202		61,368		62,415		--	(2%)

Consolidated assets under management or supervision (billions):
Asset Management	273		251		250		9%	9%
Global Wealth Management	449		403		363		11%	24%
Total	722		654		613		10%	18%

Common equity	47,279		41,415		36,752		14%	29%
Preferred equity	9,597		9,597		9,597		--	--
Morgan Stanley shareholders' equity	56,876		51,012		46,349		11%	23%
Junior subordinated debt issued to capital trusts	4,822		10,508		10,701		(54%)	(55%)
Less: Goodwill and intangible assets (2)	(7,091)		(7,148)		(7,902)		1%	10%
Tangible Morgan Stanley shareholders' equity	$54,607		$54,372		$49,148		--	11%
Tangible common equity	$40,188		$34,267		$28,850		17%	39%

Leverage Ratio	15.4	x	14.9	x	15.7	x
Aggregate trading and non-trading Value-at-Risk (pre-tax) (3)	$189		$164		$168

Average common shares outstanding (000's)
Basic	1,377,230		1,317,686		1,294,298		5%	6%
Diluted	1,443,101		1,748,209		1,300,070		(17%)	11%
Period end common shares outstanding (000's)	1,512,990		1,397,007		1,358,901		8%	11%

Return on average common equity
from continuing operations	0.8%		12.1%		7.8%
Return on average common equity	*		17.4%		5.8%

Book value per common share (4)	$31.25		$29.65		$27.05		5%	16%
Tangible book value per common share	$26.56		$24.53		$21.23		8%	25%

Notes:	-	All data presented in millions except ratios, book values and number of employees.
	-	Results include MSSB effective from May 31, 2009.
	-	The number of worldwide employees for all periods has been recast to exclude employees of the retail asset management business, including Van Kampen.
	-	Goodwill and intangible assets exclude non-controlling interests and reflect the Firm's share of MSSB's goodwill and intangible assets.
-
Tangible common equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy.  Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.

-
Leverage ratio is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy.  Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.

	-	Book value per common share equals common equity divided by period end common shares outstanding.
-
Tangible book value per common share is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy.  Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

	-	Tangible MS shareholders' equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy.
	-	Refer to page 12 for the components of average diluted common shares outstanding.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended (Billions)
	Sept 30, 2010			June 30, 2010			Mar 31, 2010
	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity
Institutional Securities	$26.2	$17.2	*	$26.3	$17.5	30%	$24.9	$17.3	39%
Global Wealth Management Group	2.5	6.6	8%	3.0	6.8	6%	3.0	6.9	5%
Asset Management	2.4	1.9	13%	2.0	1.7	*	2.2	2.1	2%
Parent capital	22.6	18.4		20.2	13.6		18.4	11.3
Total - continuing operations	53.7	44.1	1%	51.5	39.6	12%	48.5	37.6	17%
Discontinued operations	0.1	0.1		0.2	0.4		0.2	0.5
Firm	$53.8	$44.2	*	$51.7	$40.0	17%	$48.7	$38.1	16%

	Nine Months Ended (Billions)
	Sept 30, 2010
	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity
Institutional Securities	$25.8	$17.3	23%
Global Wealth Management Group	2.8	6.8	6%
Asset Management	2.2	1.9	1%
Parent capital	20.2	14.4
Total - continuing operations	51.0	40.4	10%
Discontinued operations	0.2	0.3
Firm	$51.2	$40.7	10%

Notes:	-
Excluding the effect of the discrete tax benefits in the quarters ended June 30, 2010 and March 31, 2010, the return on average common equity for Institutional Securities would have been 22% and 30%, respectively.

-
Beginning with the quarter ended June 30, 2010, the Firm's capital estimate is based on the Required Capital framework, an internal capital adequacy measure.  The quarter ended March 31, 2010 has been recast to conform to the current framework.  Quarterly data for 2009 has not been recast.

	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended				Percentage Change From:		Nine Months Ended			Percentage
	Sept 30, 2010	June 30, 2010	Sept 30, 2009		June 30, 2010	Sept 30, 2009	Sept 30, 2010	Sept 30, 2009		Change
Revenues:
Investment banking	$1,008	$885	$1,038		14%	(3%)	$2,780	$2,975		(7%)
Principal transactions:
Trading	1,088	3,116	3,076		(65%)	(65%)	7,624	5,752		33%
Investments	387	(68)	41		*	*	493	(933)		*
Commissions	504	616	533		(18%)	(5%)	1,701	1,609		6%
Asset management, distribution and admin. fees	15	39	29		(62%)	(48%)	80	74		8%
Other	69	43	76		60%	(9%)	253	572		(56%)
Total non-interest revenues	3,071	4,631	4,793		(34%)	(36%)	12,931	10,049		29%

Interest income	1,546	1,354	1,525		14%	1%	4,293	4,910		(13%)
Interest expense	1,723	1,480	1,300		16%	33%	4,486	5,339		(16%)
Net interest	(177)	(126)	225		(40%)	*	(193)	(429)		55%
Net revenues	2,894	4,505	5,018		(36%)	(42%)	12,738	9,620		32%

Compensation and benefits	1,491	1,636	2,582		(9%)	(42%)	5,296	5,727		(8%)
Non-compensation expenses	1,163	1,282	1,097		(9%)	6%	3,548	3,275		8%
Total non-interest expenses	2,654	2,918	3,679		(9%)	(28%)	8,844	9,002		(2%)

Income / (loss) from continuing operations before taxes	240	1,587	1,339		(85%)	(82%)	3,894	618		*
Income tax provision / (benefit) from continuing operations	(131)	216	426		*	*	416	(340)		*
Income / (loss) from continuing operations	371	1,371	913		(73%)	(59%)	3,478	958		*
Gain / (loss) from discontinued operations after tax	(201)	(23)	(41)		*	*	(1,161)	253		*
Net income / (loss)	170	1,348	872		(87%)	(81%)	2,317	1,211		91%
Net income / (loss) applicable to non-controlling interests	273	(9)	15		*	*	268	5		*
Net income / (loss) applicable to Morgan Stanley	$(103)	$1,357	$857		*	*	$2,049	$1,206		70%

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	98	1,380	898		(93%)	(89%)	3,210	969		*
Gain / (loss) from discontinued operations after tax	(201)	(23)	(41)		*	*	(1,161)	237		*
Net income / (loss) applicable to Morgan Stanley	$(103)	$1,357	$857		*	*	$2,049	$1,206		70%

Return on average common equity
from continuing operations	*	30%	N/	A			23%	N/	A
Pre-tax profit margin	8%	35%	27%				31%	6%
Compensation and benefits as a % of net revenues	52%	36%	52%				42%	60%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	For the quarter ended September 30, 2010, discontinued operations included a loss of $229 million due to a write-down and related costs associated with the planned disposition of Revel.
-
Beginning with the quarter ended June 30, 2010, the Firm's estimation of segment capital is based on the Required Capital framework, an internal capital adequacy measure.  Segment capital for the quarter ended March 31, 2010 has been recast to conform to this framework.  Quarterly segment capital for 2009, however, has not been recast under this framework.  As a result, the business segment's return on average common equity from continuing operations for the quarter and nine months ended September 30, 2009 is not available.

	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2010	June 30, 2010	Sept 30, 2009	June 30, 2010	Sept 30, 2009	Sept 30, 2010	Sept 30, 2009	Change

Investment Banking
Advisory revenue	$371	$288	$279	29%	33%	$986	$958	3%
Underwriting revenue
Equity	260	269	457	(3%)	(43%)	793	1,068	(26%)
Fixed income	377	328	302	15%	25%	1,001	949	5%
Total underwriting revenue	$637	$597	$759	7%	(16%)	$1,794	$2,017	(11%)

Total investment banking revenue	$1,008	$885	$1,038	14%	(3%)	$2,780	$2,975	(7%)

Sales & Trading
Equity	$925	$1,415	$1,186	(35%)	(22%)	$3,759	$2,916	29%
Fixed income	846	2,332	2,009	(64%)	(58%)	5,896	4,190	41%
Other	(341)	(102)	668	*	*	(443)	(100)	*
Total sales & trading net revenue	$1,430	$3,645	$3,863	(61%)	(63%)	$9,212	$7,006	31%

Average Daily 95% / One-Day Value-at-Risk ("VaR") (1)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$137	$132	$124
Equity price	$28	$29	$19
Foreign exchange rate	$18	$26	$23
Commodity price	$32	$29	$25

Trading VaR	$142	$139	$137

Note:	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sept 30, 2010	June 30, 2010	Sept 30, 2009	June 30, 2010	Sept 30, 2009

Corporate funded loans
Investment grade	$4.6	$5.1	$6.7	(10%)	(31%)
Non-investment grade	6.8	6.8	10.5	--	(35%)
Total corporate funded loans	$11.4	$11.9	$17.2	(4%)	(34%)

Corporate lending commitments
Investment grade	$47.7	$43.6	$36.9	9%	29%
Non-investment grade	12.5	11.6	8.0	8%	56%
Total corporate lending commitments	$60.2	$55.2	$44.9	9%	34%

Corporate funded loans plus lending commitments
Investment grade	$52.3	$48.7	$43.6	7%	20%
Non-investment grade	$19.3	$18.4	$18.5	5%	4%

% investment grade	73%	73%	70%
% non-investment grade	27%	27%	30%

Total corporate funded loans and lending commitments	$71.6	$67.1	$62.1	7%	15%
Hedges	$21.3	$20.1	$29.1	6%	(27%)

Notes:	-
In connection with certain of its Institutional Securities business activities, the Firm provides loans or lending commitments to select clients related to its leveraged acquisition finance or relationship lending activities.  For a further discussion of this activity, see the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

-
For the quarters ended Sept 30, 2010, June 30, 2010 and Sept 30, 2009, the leveraged acquisition finance portfolio of pipeline commitments and closed deals were $4.0 billion, $4.9 billion and $5.1 billion, respectively.

	-	The hedge balance reflects the notional amount utilized by the lending business.
	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended				Percentage Change From:		Nine Months Ended			Percentage
	Sept 30, 2010	June 30, 2010	Sept 30, 2009		June 30, 2010	Sept 30, 2009	Sept 30, 2010	Sept 30, 2009		Change
Revenues:
Investment banking	$211	$201	$168		5%	26%	$585	$394		48%
Principal transactions:
Trading	386	249	346		55%	12%	977	895		9%
Investments	5	0	10		*	(50%)	11	(3)		*
Commissions	564	692	709		(18%)	(20%)	1,938	1,383		40%
Asset management, distribution and admin. fees	1,529	1,572	1,574		(3%)	(3%)	4,729	2,901		63%
Other	107	72	54		49%	98%	262	166		58%
Total non-interest revenues	2,802	2,786	2,861		1%	(2%)	8,502	5,736		48%

Interest income	311	387	327		(20%)	(5%)	1,037	818		27%
Interest expense	9	99	159		(91%)	(94%)	256	303		(16%)
Net interest	302	288	168		5%	80%	781	515		52%
Net revenues	3,104	3,074	3,029		1%	2%	9,283	6,251		49%

Compensation and benefits	1,910	1,966	1,943		(3%)	(2%)	5,848	4,149		41%
Non-compensation expenses	913	901	806		1%	13%	2,669	1,774		50%
Total non-interest expenses	2,823	2,867	2,749		(2%)	3%	8,517	5,923		44%

Income / (loss) from continuing operations before taxes	281	207	280		36%	--	766	328		134%
Income tax provision / (benefit) from continuing operations	93	61	92		52%	1%	218	109		100%
Income / (loss) from continuing operations	188	146	188		29%	--	548	219		150%
Gain / (loss) from discontinued operations after tax	0	0	0		--	--	0	0		--
Net income / (loss)	188	146	188		29%	--	548	219		150%
Net income / (loss) applicable to non-controlling interests	44	36	83		22%	(47%)	195	(35)		*
Net income / (loss) applicable to Morgan Stanley	$144	$110	$105		31%	37%	$353	$254		39%

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	144	110	105		31%	37%	353	254		39%
Gain / (loss) from discontinued operations after tax	0	0	0		--	--	0	0		--
Net income / (loss) applicable to Morgan Stanley	$144	$110	$105		31%	37%	$353	$254		39%

Return on average common equity
from continuing operations	8%	6%	N/	A			6%	N/	A
Pre-tax profit margin	9%	7%	9%				8%	5%
Compensation and benefits as a % of net revenues	62%	64%	64%				63%	66%

Notes:	-	Results include MSSB effective from May 31, 2009.
	-	The tax provision / (benefit) for all periods includes the Firm's interest in MSSB.
	-	Net income / (loss) applicable to non-controlling interests reflects the 49% allocation of MSSB's pre-tax results to Citigroup.
	-	Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.
-
Beginning with the quarter ended June 30, 2010, the Firm's estimation of segment capital is based on the Required Capital framework, an internal capital adequacy measure.  Segment capital for the quarter ended March 31, 2010 has been recast to conform to this framework.  Quarterly segment capital for 2009, however, has not been recast under this framework.  As a result, the business segment's return on average common equity from continuing operations for the quarter and nine months ended September 30, 2009 is not available.

	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended			Percentage Change From:
	Sept 30, 2010	June 30, 2010	Sept 30, 2009	June 30, 2010	Sept 30, 2009

Global representatives	18,119	18,087	18,160	--	--

Annualized revenue per global
representative (000's)	$686	$679	$662	1%	4%

Assets by client segment (billions)
$10m or more	485	440	438	10%	11%
$1m - $10m	678	627	620	8%	9%
Subtotal - > $1m	1,163	1,067	1,058	9%	10%
$100k - $1m	397	389	420	2%	(5%)
< $100k	43	44	54	(2%)	(20%)
Total client assets (billions)	$1,603	$1,500	$1,532	7%	5%

% of assets by client segment > $1m	73%	71%	69%

Fee-based client account assets (billions)	$437	$396	$365	10%	20%
Fee-based assets as a % of client assets	27%	26%	24%

Bank deposit program (millions)	$108,701	$109,518	$110,420	(1%)	(2%)

Client assets per global
representative (millions)	$88	$83	$84	6%	5%

Global retail net new assets (billions)
Domestic	$2.4	$(7.9)	$(11.9)	*	*
International	$2.6	$2.4	$0.0	8%	*
Total retail net new assets (1)	$5.0	$(5.5)	$(11.9)	*	*

Global retail locations (1)	867	881	930	(2%)	(7%)

Notes:	-	Results include MSSB effective from May 31, 2009.
	-	Annualized revenue per global representative is defined as annualized revenue divided by average global representative headcount.
	-	Fee-based client account assets represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
	-	For each of the quarters ended Sept 30, 2010, June 30, 2010 and Sept 30, 2009, approximately $52 billion of the assets in the bank deposit program are attributed to Morgan Stanley.
	-	Client assets per global representative represents total client assets divided by period end global representative headcount.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2010	June 30, 2010	Sept 30, 2009	June 30, 2010	Sept 30, 2009	Sept 30, 2010	Sept 30, 2009	Change
Revenues:
Investment banking	$2	$7	$2	(71%)	--	$9	$8	13%
Principal transactions:
Trading	(34)	(10)	(22)	*	(55%)	(45)	(109)	59%
Investments (1)	427	16	44	*	*	632	(244)	*
Commissions	0	0	0	--	--	0	0	--
Asset management, distribution and admin. fees	415	383	429	8%	(3%)	1,212	1,194	2%
Other	12	36	10	(67%)	20%	118	38	*
Total non-interest revenues	822	432	463	90%	78%	1,926	887	117%

Interest income	9	3	6	200%	50%	18	16	13%
Interest expense	29	25	22	16%	32%	79	76	4%
Net interest	(20)	(22)	(16)	9%	(25%)	(61)	(60)	(2%)
Net revenues	802	410	447	96%	79%	1,865	827	126%

Compensation and benefits	285	282	370	1%	(23%)	842	794	6%
Non-compensation expenses	238	214	201	11%	18%	656	649	1%
Total non-interest expenses	523	496	571	5%	(8%)	1,498	1,443	4%

Income / (loss) from continuing operations before taxes	279	(86)	(124)	*	*	367	(616)	*
Income tax provision / (benefit) from continuing operations	15	(39)	4	*	*	19	(149)	*
Income / (loss) from continuing operations	264	(47)	(128)	*	*	348	(467)	*
Gain / (loss) from discontinued operations after tax	19	541	(140)	(96%)	*	654	(328)	*
Net income / (loss)	283	494	(268)	(43%)	*	1,002	(795)	*
Net income / (loss) applicable to non-controlling interests (1)	193	(3)	(62)	*	*	306	(63)	*
Net income / (loss) applicable to Morgan Stanley	$90	$497	$(206)	(82%)	*	$696	$(732)	*

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	71	(44)	(66)	*	*	42	(404)	*
Gain / (loss) from discontinued operations after tax	19	541	(140)	(96%)	*	654	(328)	*
Net income / (loss) applicable to Morgan Stanley	$90	$497	$(206)	(82%)	*	$696	$(732)	*

Return on average common equity
from continuing operations	13%	*	N/A			1%	N/A
Pre-tax profit margin	35%	*	*			20%	*
Compensation and benefits as a % of net revenues	36%	69%	83%			45%	96%

Notes:	-
Gain / (loss) from discontinued operations primarily includes the results of substantially all of the retail asset management business, including Van Kampen.  The quarter ended June 30, 2010 also included an after-tax gain of approximately $514 million related to the sale of this business.

-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
Beginning with the quarter ended June 30, 2010, the Firm's estimation of segment capital is based on the Required Capital framework, an internal capital adequacy measure.  Segment capital for the quarter ended March 31, 2010 has been recast to conform to this framework.  Quarterly segment capital for 2009, however, has not been recast under this framework.  As a result, the business segment's return on average common equity from continuing operations for the quarter and nine months ended September 30, 2009 is not available.

	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2010	June 30, 2010	Sept 30, 2009	June 30, 2010	Sept 30, 2009	Sept 30, 2010	Sept 30, 2009	Change
Assets under management or supervision

Net flows by asset class
Core Asset Management
Equity	$0.9	$(0.8)	$(1.4)	*	*	$(1.2)	$(7.0)	83%
Fixed income - Long Term	(0.3)	(0.1)	1.0	(200%)	*	1.2	(7.9)	*
Money Market	1.5	0.1	(6.6)	*	*	(6.8)	(28.9)	76%
Alternatives	(0.5)	(0.7)	(0.2)	29%	(150%)	(0.7)	(4.8)	85%
Total Core Asset Management	1.6	(1.5)	(7.2)	*	*	(7.5)	(48.6)	85%

Merchant Banking
Private Equity	0.1	0.1	(0.1)	--	*	0.5	(0.4)	*
Infrastructure	0.0	0.0	0.0	--	--	0.0	0.0	--
Real Estate	1.2	0.2	(0.1)	*	*	1.9	(2.4)	*
Total Merchant Banking	1.3	0.3	(0.2)	*	*	2.4	(2.8)	*
Total net flows	$2.9	$(1.2)	$(7.4)	*	*	$(5.1)	$(51.4)	90%

Assets under management or supervision by asset class
Core Asset Management
Equity	$86	$73	$77	18%	12%
Fixed income - Long Term	61	56	53	9%	15%
Money Market	52	50	52	4%	--
Alternatives	43	41	40	5%	8%
Total Core Asset Management	242	220	222	10%	9%

Merchant Banking
Private Equity	5	5	4	--	25%
Infrastructure	4	4	4	--	--
Real Estate	15	15	14	--	7%
Total Merchant Banking	24	24	22	--	9%
Total Assets Under Management or Supervision	$266	$244	$244	9%	9%
Share of minority stake assets	7	7	6	--	17%
Total	$273	$251	$250	9%	9%

Notes:	-	Data excludes substantially all of the retail asset management business, including Van Kampen.
	-	Alternatives include a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
	-	Net Flows by region [inflow / (outflow)] for the quarters ended Sept 30, 2010, June 30, 2010 and Sept 30, 2009 are:
U.S.: $(0.5) billion, $(0.7) billion and $(7.5) billion
Non-U.S.: $3.4 billion, $(0.5) billion and $0.1 billion
	-	Assets under management or supervision by region for the quarters ended Sept 30, 2010, June 30, 2010 and Sept 30, 2009 are:
U.S.: $174 billion, $164 billion and $166 billion
Non-U.S.: $92 billion, $80 billion and $78 billion
	-	The share of minority stake assets represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to Legal Notice on page 16.

This page represents an addendum to the 3Q 2010 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share
(unaudited, in millions, except for per share data)

	Quarter Ended			Nine Months Ended
	Sept 30, 2010	June 30, 2010	Mar 31, 2010	Sept 30, 2010

Basic Earnings Per Share
Income from continuing operations applicable to Morgan Stanley	$313	$1,435	$1,845	$3,593
Gain / (loss) from discontinued operations applicable to Morgan Stanley after tax	(182)	525	(69)	274
Net income / (loss) applicable to Morgan Stanley	$131	$1,960	$1,776	$3,867
Less: Preferred Dividends (Series A)	(11)	(11)	(11)	(33)
Less: Preferred Dividends (Series B – Mitsubishi)	(196)	(196)	(196)	(588)
Less: Preferred Dividends (Series C – Mitsubishi)	(13)	(13)	(13)	(39)
Income applicable to Morgan Stanley, prior to allocation of income to CIC Equity Units and Participating Restricted Stock Units	(89)	1,740	1,556	3,207
Less: Allocation of income / (loss) to CIC Equity Units:
From continuing operations	0	(67)	(99)	(118)
From discontinued operations	0	(41)	6	(18)
Total allocation of income to CIC Equity Units	0	(108)	(93)	(136)
Less: Allocation of income / (loss) to Participating Restricted Stock Units:
From continuing operations	(3)	(38)	(54)	(92)
From discontinued operations	1	(16)	2	(8)
Total allocation of income to Participating Restricted Stock Units	(2)	(54)	(52)	(100)
Earnings / (loss) applicable to Morgan Stanley common shareholders	$(91)	$1,578	$1,411	$2,971
Weighted average common shares outstanding	1,377	1,318	1,315	1,337

Earnings per basic common share
Income / (loss) from continuing operations applicable to Morgan Stanley common shareholders	$0.07	$0.84	$1.12	$2.04
Gain / (loss) on discontinued operations applicable to Morgan Stanley common shareholders	$(0.14)	$0.36	$(0.05)	$0.18
Earnings / (loss) per basic common share	$(0.07)	$1.20	$1.07	$2.22

Diluted Earnings Per Share
Earnings / (loss) applicable to Morgan Stanley common shareholders	$(91)	$1,578	$1,411	$2,971
Income impact of assumed conversions:
Preferred stock dividends (Series B - Mitsubishi)	0	196	196	588
Assumed Conversion of CIC (1)
From continuing operations	(16)	91	0	75
From discontinued operations	0	41	0	41
Income / (loss) available to common shareholders plus assumed conversions	$(107)	$1,906	$1,607	$3,675

Weighted average common shares outstanding	1,377	1,318	1,315	1,337
Effect of dilutive securities:
Stock options, Restricted Stock Units	7	4	1	4
Series B Preferred Stock	0	310	310	310
CIC Equity Units	59	116	0	59
Weighted average common shares outstanding and common stock equivalents	1,443	1,748	1,626	1,710

Earnings per diluted common share
Income / (loss) from continuing operations applicable to Morgan Stanley common shareholders	$0.05	$0.80	$1.03	$1.98
Gain / (loss) on discontinued operations applicable to Morgan Stanley common shareholders	$(0.12)	$0.29	$(0.04)	$0.17
Earnings / (loss) per diluted common share	$(0.07)	$1.09	$0.99	$2.15

Notes:	-
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see Note 2 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

This page represents an addendum to the 3Q 2010 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended Sept 30, 2010
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)	(G)		(H)
							(D)+(E)+(F)		(G)/(A)
	Weighted Average # of Shares	% Allocation (3)	Net income from continuing operations applicable to Morgan Stanley (4)	Distributed Earnings (5)	Undistributed Earnings Not in Excess of Reference Dividend (6)	Undistributed Earnings in Excess of Reference Dividend (6)	Total Earnings Allocated		Basic EPS (10)
Basic Common Shares	1,377	93%		$68	$22	$0	$90	(7)	$0.07
Participating Restricted Stock Units (1)	41	3%		$2	$1	$0	$3	(8)	N/A
CIC Equity Units (2)	59	4%		$0	$0	$0	$0	(9)	N/A
	1,477	100%	$93	$70	$23	$0	$93

	Allocation of gain from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)	(G)		(H)
							(D)+(E)+(F)		(G)/(A)
	Weighted Average # of Shares	% Allocation (3)	Gain from Discontinued Operations Applicable to Common Shareholders, after Tax (4)	Distributed Earnings (5)	Undistributed Earnings Not in Excess of Reference Dividend (6)	Undistributed Earnings in Excess of Reference Dividend (6)	Total Earnings Allocated		Basic EPS (10)
Basic Common Shares	1,377	93%		$0	($181)	$0	($181)	(7)	($0.14)
Participating Restricted Stock Units (1)	41	3%		$0	($1)	$0	($1)	(8)	N/A
CIC Equity Units (2)	59	4%		$0	$0	$0	$0	(9)	N/A
	1,477	100%	$(182)	$0	($182)	$0	($182)

	Allocation of net income available to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)	(G)		(H)
							(D)+(E)+(F)		(G)/(A)
	Weighted Average # of Shares	% Allocation (3)	Net income applicable to Morgan Stanley (4)	Distributed Earnings (5)	Undistributed Earnings Not in Excess of Reference Dividend (6)	Undistributed Earnings in Excess of Reference Dividend (6)	Total Earnings Allocated		Basic EPS (10)
Basic Common Shares	1,377	93%		$68	($159)	$0	($91)	(7)	($0.07)
Participating Restricted Stock Units (1)	41	3%		$2	$0	$0	$2	(8)	N/A
CIC Equity Units (2)	59	4%		$0	$0	$0	$0	(9)	N/A
	1,477	100%	($89)	$70	($159)	$0	($89)

Note:	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
End Notes

Page 3:
(1)
Reflects the regional view of the Firm's consolidated net revenues, on a managed basis, based on the following methodology: Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management: client location except for the merchant banking business which is based on asset location.  All periods exclude net revenues related to substantially all of the retail asset management business, including Van Kampen.

(2)
Goodwill and intangible balances net of allowable mortgage servicing rights deduction for quarters ended Sept 30, 2010, June 30, 2010 and Sept 30, 2009 of $125 million, $125 million and $130 million, respectively.

(3)
Represents average daily 95% / one-day value-at-risk ("VaR").  Includes non-trading VaR for the quarters ended Sept 30, 2010, June 30, 2010 and Sept 30, 2009 of $103 million, $67 million and $70 million, respectively.  Counterparty portfolio VaR which reflects adjustments, net of hedges, related to counterparty credit risk and other market risks is included in trading VaR for all periods.  See page 6 for total trading VaR.  For further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

(4)
For the quarter ended September 30, 2010, book value per share included a benefit of $1.40 due to the mandatory conversion of $5.6 billion of equity units into 116 million shares of common stock in August 2010.

Page 4:
(1)
The Firm’s capital management approach includes an estimation of an amount of capital the Firm and its businesses require over a wide range of market environments.  Beginning with the quarter ended June 30, 2010, the Firm's capital estimation is based on the Required Capital framework, an internal capital adequacy measure.  Tier 1 capital and common equity are designated to segments based on the capital usage calculated by the Required Capital framework which considers a combination of a base amount of capital and an amount of economic capital reserved to absorb extreme stress events.  The Firm defines parent capital as capital not specifically designated to a particular business segment.  The Firm generally holds parent capital for prospective regulatory requirements, organic growth, acquisitions and other capital needs.  The Firm's Required Capital is met by regulatory Tier 1 capital.  The framework will evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.

Page 6:
(1)
Represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period.  Trading VaR for all periods includes counterparty portfolio VaR which reflects adjustments, net of hedges, related to counterparty credit risk and other market risks.  For further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

Page 9:
(1)
Beginning in 2010, the retail net new assets and retail locations metrics have been expanded to include the non-US businesses.  The quarter ended September 30, 2010 includes $2.6 billion of net new money inflows and 29 retail locations, respectively related to non-US businesses.  The quarter ended June 30, 2010 includes $2.4 billion of net new money inflows and 29 retail locations, respectively related to non-US businesses.  Certain legacy Smith Barney middle market activities, which are primarily institutional client focused, are required under the MSSB joint venture agreement to be transitioned from Citigroup to Morgan Stanley.  As this transition progresses, commencing with the quarter ended June 30, 2010, these legacy activities have been excluded from the retail net new assets metrics. The quarter ended September 30, 2009 has been recast to exclude $2.3 billion of these legacy net new money inflows.

MORGAN STANLEY
End Notes

Page 10:
(1)
The quarter and nine months ended Sept 30, 2010 include investment gains / (losses) for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income / (loss) applicable to non-controlling interests.

Page 12:
(1)
On August 17, 2010, approximately 116 million shares were issued to CIC in settlement of the CIC Equity Units.  The shares issued in settlement of the CIC Equity Units are included in basic and diluted shares outstanding on a weighted average basis effective with the issuance.  Prior to the quarter ended June 30, 2010, Morgan Stanley included the CIC Equity Units in diluted EPS using the more dilutive of the two-class method or treasury stock method. Beginning in the quarter ended June 30, 2010 and through the issuance date, Morgan Stanley included the CIC Equity Units in diluted EPS on a weighted average basis using the more dilutive of the two-class method or the if-converted method.

Page 13:
(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.

(2)	For further information on the CIC Equity Units, see Note 13 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.
(3)	The percentage of weighted basic common shares, participating RSUs and weighted CIC Equity Units to the total weighted average of basic common shares, participating RSUs and CIC Equity Units.
(4)
Represents net income from continuing operations, gain / (loss) from discontinued operations (after tax), and net income applicable to Morgan Stanley, respectively, for the quarter ended Sept 30, 2010 prior to allocations to participating RSUs and CIC Equity Units.

(5)
Distributed earnings represent the dividends declared on common shares and participating RSUs, respectively, for the quarter ended Sept 30, 2010.  The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date.  During the quarter ended Sept 30, 2010, a $0.05 dividend was declared on common shares outstanding and participating RSUs.  Under the terms of the securities purchase agreement for the sale of Equity Units to CIC, if a quarterly dividend is declared above $0.27 (the "reference dividend"), the CIC Equity Units will participate via an increase in the number of shares the Firm will be required to deliver upon settlement of the contract.  No cash dividends will be paid to the CIC Equity Units prior to settlement of the contract.  Therefore, no distributed earnings will be allocated to the CIC Equity Units in the calculation of earnings per share under the two-class method.

(6)
The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the participating RSUs and CIC Equity Units what they would be entitled to based on the contractual rights and obligations of the participating security.  With respect to the CIC Equity Units, the amount allocated is representative of the value of the increase in the number of shares that the Firm would be required to deliver upon settlement of the contract. No actual cash dividends will be paid to the CIC Equity Units. Assuming the reference dividend of $0.27 has been paid to the basic common shareholders, CIC Equity Units would receive a pro-rata allocation of the remaining undistributed earnings.

(7)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares (see Appendix I).
(8)
Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares (see Appendix I).

(9)	Total income applicable to common shareholders to be allocated to the CIC Equity Units reflected as a deduction to the numerator in determining basic EPS for common shares (see Appendix I).
(10)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends. The information should be read in conjunction with the Firm's third quarter earnings press release issued October 20, 2010.